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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 2, 2006

                         MARLIN BUSINESS SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

          Pennsylvania                 000-50448               38-3686388
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

      300 Fellowship Road, Mount Laurel, NJ                      08054
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (888) 479-9111


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant issued a press release on November 2, 2006 announcing its results of operations for the third quarter ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

99.1     Press Release issued by Marlin Business Services Corp. on
         November 2, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MARLIN BUSINESS SERVICES CORP.
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                                                  (Registrant)


Date: November 2, 2006                            /s/ DANIEL P. DYER
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                                                  Daniel P. Dyer
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS

99.1       Press Release issued by Marlin Business Services Corp. on
           November 2, 2006.